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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) May 13, 2005

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                    000-21240                                   23-2705700
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            (Commission File Number)                          (IRS Employer
                                                            Identification No.)

400 Feheley Drive, King of Prussia, Pennsylvania                  19406
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    (Address of Principal Executive Offices)                    (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

         On May 13, 2005, the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of Neoware Systems, Inc. (the "Company"), and Board of Directors, upon recommendation of the Committee, approved the acceleration of the vesting of "underwater" unvested stock options held by certain current employees, including executive officers. No stock options held by non-employee directors were subject to the acceleration. A stock option was considered "underwater" if the option exercise price was greater than $14.00 per share.

         The decision to accelerate vesting of these underwater stock options was made primarily to avoid recognizing compensation cost in the Consolidated Statements of Income in future financial statements upon the Company's adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("FAS 123R"), which when adopted by the Company will require all share-based payments to employees, including grants of employee stock options, to be recognized on the Company's financial statements based on their fair values. FAS 123R will become effective as to the Company beginning July 1, 2005. Additionally, the Company believes underwater stock options may not be offering the affected employees sufficient incentive when compared to the potential future compensation expense that would have been attributable to these stock options.

         The accelerated vesting was effective as of May 13, 2005, although holders of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986) to purchase 58,899 shares of common stock have the opportunity to decline the accelerated vesting in order to prevent changing the status of the incentive stock options for federal income tax purposes to non-qualified stock options. Assuming that no holders of incentive stock options elect to decline the accelerated vesting, options to purchase 532,376 shares of the Company's common stock became immediately exercisable on May 13, 2005, of which 260,000 are held by executive officers. The exercise prices of the accelerated options range from $14.27 to $20.00 per share. All other terms and conditions of such options remain unchanged. The following table summarizes outstanding underwater options held by executive officers which were subject to the acceleration and became exercisable on May 13, 2005.

                                                                               OPTIONS SUBJECT TO
        NAME                                 POSITION                             ACCELERATION
------------------------ ---------------------------------------------------- --------------------
Michael G. Kantrowitz           President and Chief Executive Office                87,500
Peter Bolton                          Executive Vice President                      32,500
Eric N. Rubino                        Chief Operating Officer                       92,500
Matt D. Wrabley            Executive Vice President Business Development            47,500

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following document is filed as an exhibit to this report.

99.1 Press Release dated May 19, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2005                           Neoware Systems, Inc.
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                                              (Registrant)

                                              /s/ Keith D. Schneck
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                                              Keith D. Schneck
                                              Executive Vice President and
                                              Chief Financial Officer